Federated National Holding Company

EXHIBIT 32.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT

In connection with the Quarterly Report on Form 10-Q of Federated National Holding Company for the quarter ended June 30, 2014 as filed with the Securities and Exchange Commission (the “Report”), I, Peter J. Prygelski, III, Chief Financial Officer of Federated National Holding Company, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Federated National Holding Company.

By: /s/ Peter J. Prygelski, III
Peter J. Prygelski, III, Chief Financial Officer (Principal Financial and Accounting Officer)

August 11, 2014